Level Brands

cbdMD

CREATING THE **LEADING** CBD BRAND

NYSE American: LEVB | January 2019

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to the expansion of the consumer market for CBD products and our ability to increase cbdMD's market share post-closing, among others. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in Level Brands, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 as filed with the Securities and Exchange Commission (the "SEC") on December 12, 2018 and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Level Brands, Inc. and are difficult to predict. Level Brands, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.


LEVEL BRANDS' HISTORY
Founded as a consumer products company led by Kathy Ireland & Martin Sumichrast
Expanded into licensing & brand management
Completed IPO on NYSE American "LEVB"
Completed transformational acquisition of cbdMD
Build cbdMD into the #1 CBD consumer product brand
2015
2016
2017
2018
GOAL
cbdMD is an accelerating CBD consumer product brand with premium products currently available online and in over 1000 retail outlets throughout the U.S.


POWERFUL BRAND BUILDING & EXECUTIVE TEAM
LEADERSHIP TEAM
KATHY IRELAND
Chief Brand Strategist & Chairman Emeritus
MARTIN A. SUMICHRAST
Chief Executive Officer & Chairman of the Board
MARK S. ELLIOTT
Chief Financial Officer & Chief Operating Officer
cbdMD TEAM
SCOTT COFFMAN
Founder & CEO
CARYN DUNAYER
Co-Founder & President
BOARD OF DIRECTORS
ANTHONY K. SHRIVER
CEO of Best Buddies International
BAKARI SELLERS
Attorney, political analyst CNN, former member South Carolina House of Representatives
SEYMOUR SIEGEL
President Siegel Rich, Inc.
GREGORY MORRIS
Sr. Executive at Healthstat
LB

cbdMD INNOVATIVE PRODUCTS

cbdMD is committed to the highest standards for CBD sourcing, extraction, and production. We offer a comprehensive line of 100% natural, hemp-derived CBD oil products, including tinctures, capsules, gummies, vape oils, bath bombs, topicals, and a full line of human-grade pet products. We pride ourselves on providing customers an all-natural alternative to traditional pharmaceuticals.

60 Product SKUs:

- **24** OILS
- **6** CAPSULES
- **2** GUMMIES
- **12** TOPICALS
- **6** BATH BOMBS
- **10** PET PRODUCTS

**cbd PM coming March 2019*


cbdMD
PEANUT BUTTER
CBD TREATS
150 MG
30 PIECES
cbdMD
FREEZE
1500MG
RECOVER
750MG CBD
GUMMIES
750MG
CBD PM
CBD OIL
CBD OIL
CBD OIL
CBD OIL
CBD OIL


cbdMD METRICS
cbdMD gross profit margin in excess of 70% in first year
cbdMD's growth in its first year: $7.5M Current annual revenue run rate: $15M
2018 Farm Bill passes - opens CBD market
Infusion of capital from Level Brands provides "fuel" for dynamic marketing and expansion plan
According to the Brightfield Group, the CBD market is expected to reach $22B by 2022
The newly-minted 2018 Farm Bill has opened numerous channels for the CBD market. Industrial hemp has since changed from Schedule I classification to Schedule V classification. The cultivation, processing, and distribution of hemp-based products is now legal on a national level.
LB

cbdMD's COMPETITIVE PRODUCT PRICING - TINCTURES


NATURAL
cbdMD
PREMIUM
CBD OIL
750MG

Milligrams	cbdMD	Charlotte's Web	Green Roads	Elixinol	Blue Bird	Endoca
250mg	•	•	$45.99	•	•	•
300mg	$29.99	$39.99	•	$29.99	•	$31.99
750mg	$69.99	$74.99	•	•	•	•
1000mg	$75.99	$99.99	$162.99	•	$79.99	•
1500mg	$99.99	$149.99	$209.99	•	$109.99	$129.99
3000mg	$149.99	•	•	•	$199.99	•
3600mg	•	•	•	$249.99	•	•
5000mg	$239.99	•	•	$599.99	•	•
7500mg	$399.99	•	•	•	•	•

cbdMD's COMPETITIVE PRODUCT PRICING - CAPSULES



60 CAPSULES
cbdMD
PREMIUM
CBD OIL
1000MG

Milligrams	cbdMD	Charlotte's Web	Green Roads	Elixinol	Blue Bird	Endoca
240mg	•	$34.99	•	•	•	•
300mg	•	•	•	•	•	$31.99
450mg	$35.99	•	•	$44.99	$39.99	•
480mg	•	$59.99	•	$79.99	$74.95	•
540mg	•	$69.99	•	•	•	•
750mg	•	•	$89.99	•	•	•
1000mg	$75.99	•	•	•	•	•
1500mg	$99.99	•	•	•	•	$129.99
2100mg	•	$119.99	•	•	•	•
3000mg	$149.99	•	•	•	•	•


TIME SQUARE
DECEMBER 31, 2018
cbdMD
CBD OIL
ALL NATURAL
RELIEF
www.cbdMD.com
BARCLAYS
cbdMD
cbdMD
ROBUST
MARKETING
CAMPAIGN
First CBD company to
advertise in Time Square

FOUNDER & CREATOR OF NATIONAL HEMP DAY


National Hemp Day
www.NationalDayCalandar.com
February
#NationalHempDay
NATIONAL HEMP DAY
cbdMD


cbdMD
National CBD Day
www.NationalDayCalendar.com
August 8
#NationalCBDDay

LB

FOUNDER & CREATOR OF NATIONAL CBD DAY

cbdMD AD CAMPAIGN


cbdMD
POWERED BY NATURE. ENHANCED BY SCIENCE.


3 Tips for Picking the Right CBD
CBD OIL
cbdMD


Sorry, it won't get you stoned.
#SorryNotSorry
cbdMD


Is CBD right for me?
APPETITE
MIGRAINE
FOCUS
DEPRESSION
MOOD SLEEP
STRESS
PMS
ANXIETY
INFLAMMATION
FERTILITY
JOINTS
DEPRESSION
PLEASURE & REWARD SLEEP
MOOD MEMORY
DISCOMFORT
IMMUNE FUNCTION ACHES

Entrepreneur MAGAZINE
SEPT. 2018 ISSUE

Entrepreneur MAGAZINE
NOV. 2018 ISSUE

RollingStone
DEC. 2018 ISSUE

ELLE
FEB. 2019 ISSUE

cbdMD ATHLETE SPONSORSHIP

REAL ATHLETES. REAL RESULTS.

TARGETING TOP EXTREME SPORTS ATHLETES WITH STRONG YOUTH APPEAL

Travis Pastrana – Motorcross and Supercross

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Quinton "Rampage" Jackson - MMA

Michael Bisping – MMA/UFC

Tyron Woodley – MMA / UFC

Steve Arpin - NASCAR

Makua Rothman - Surfer

Ryan Williams "R-Willy" – Scooter and BMX

Josh Sheehan - Soccer

Jarryd McNeil – Motorcross and FMX

Nate Adams – Motorcross

Ryan Sheckler – Skateboarder


NITRO CIRCUS
cbdMD

LB


THE cbdMD DIFFERENCE
LB
cbdMD
PREMIUM
CBD OIL
750MG
INNOVATIVE GROWING AND EXTRACTION TECHNIQUES
COMMITMENT
FARMS AND GROWING ARE NOT PROTECTED FROM PESTICIDES
LOCALLY GROWN. LOCALLY MADE. 99.9% PURE CBD. NO THC.
QUALITY
LOW QUALITY HEMP OIL IMPORTED FROM OVERSEAS
"HYBRID" BROAD-SPECTRUM PRODUCTS WITH BENEFICIAL COMPOUNDS
INNOVATION
STANDARD EXTRACTION, ELIMINATING VALUABLE PROPERTIES
CBD
ORGANIC
NON-GMO
GLUTEN FREE
Vegan
USA GROWN
THC FREE
BROAD SPECTRUM CANNABINOIDS
100% U.S. GROWN
Our CBD oil comes from organic hemp plants grown on U.S. farms free of synthetic pesticides.
BROAD-SPECTRUM CO2 EXTRACTION
We utilize an innovative extraction technique to preserve valuable terpenes and beneficial compounds.
THIRD PARTY TESTING
We provide third-party lab results to ensure nothing but the highest quality CBD oil in every batch.

CORPORATE CAPITALIZATION POST cbdMD ACQUISITION, WITH REVENUE EARN OUT TARGETS

CORPORATE CAP TABLE		REVENUE EARNOUT TARGETS	
Current Shares Outstanding [1]	10,170,356	-	-
cbdMD Acquisition Shares [2]	15,250,000	-	-
cbdMD Earnout Shares (2019)	3,812,500	INITIAL	$20M
cbdMD Earnout Shares (2020)	3,812,500	NEXT	$40M
cbdMD Earnout Shares (2021- June 2022)	3,812,500	NEXT	$80M
cbdMD Earnout Shares (July 2022- 2023)	3,812,500	NEXT	$160M
TOTAL	40,670,356	TOTAL	$300M

Key Metrics

Inside Ownership	+80%	(Based on 40.4M shares outstanding)
Long Term Debt	< $1M	(Estimate as of 12/31/18)
Working Capital	+ $13M	(Estimate as of 12/31/18)

[1] As of January 31,2019

[2] To Be Issued at 2019 Shareholder Meeting

LEVB: ATTRACTIVE VALUE PROPOSITION

Company	Ticker/Listing	Stock Price (USD)as of 1/31/19	Mkt Cap (USD)	TTM 12 Mos Revs (USD)	TTM Price /Sales
Charlotte's Web [1]	CWEB (Canadian)	$14.44	$1,339,592,700	$75,817,000	17.7
Canopy Growth [2]	CGC (NYSE)	$48.02	$16,457,774,400	$119,200,000	138.1
Curaleaf [3]	CURA (Canadian)	$6.17	$2,067,102,900	$21,400,000	96.6
Liberty Health [4]	LHS (Canadian)	$0.71	$243,522,500	$5,300,000	45.9
1933 Industries [5]	TGIF (Canadian)	$0.36	$85,094,900	$11,900,000	7.2
				Average	61.1
Level Brands (6)	LEVB (NYSE:AMEX)	$4.70	$119,380,000	$7,500,000	15.9

(1) TTM 12/31/18 using estimated Q4 Source: Bloomberg Analysts Estimates
(2) TTM 12/31/18 using estimated Q4 Source: Bloomberg Analysts Estimates
(3) TTM 09/30/18 Source: Bloomberg Analysts Estimates
(4) TTM 11/30/18 Source: Bloomberg Analysts Estimates
(5) TTM 10/31/18 Source: Bloomberg Analysts Estimates
(6) TTM 12/31/18 estimate using cbdMD subsidiary only

Note: All Amounts (Except Canopy & Level Brands) Converted into USD Using 1.30CN to $1.00USD Exchange Rate

Companies well positioned to benefit from the pro-hemp regulation....

Multiple companies within our coverage universe are set to benefit from this improving regulation. We highlight the following as companies which currently market lines of hemp-derived CBD products, or stand to benefit from the passing of the 2018 Farm Bill," according to Canaccord Securites.

THANK YOU.

Investor Relations: RedChip Companies
Contact: Dave Gentry, CEO
(407) 644-4256, ext. 104 | dave@redchip.com

IR@LevelBrands.com